EXHIBIT (a)(2)


                           FIRST AMERICAN FUNDS, INC.

                           CERTIFICATE OF DESIGNATION
                                       OF
                       SERIES G COMMON SHARES, CLASS ONE,
              SERIES H COMMON SHARES, CLASSES ONE, TWO, AND THREE,
               SERIES B, CLASS SIX AND CLASS SEVEN COMMON SHARES,
                       SERIES C, CLASS FOUR COMMON SHARES,
                     SERIES D, CLASS FOUR COMMON SHARES, AND
                       SERIES F, CLASS FIVE COMMON SHARES
                         PURSUANT TO MINNESOTA STATUTES,
                            SECTION 302A.401, SUBD. 3


         The undersigned, being the duly elected Secretary of First American Funds, Inc., a Minnesota corporation (the "Fund"), hereby certifies that the following is a true, complete and correct copy of resolutions duly adopted by a majority of the directors of the Board of Directors of the Fund on June 1, 2001:

                     APPROVAL OF CREATION AND DESIGNATION OF
                        SERIES G COMMON SHARES, CLASS ONE

         WHEREAS, Article 5 of the Amended and Restated Articles of Incorporation of the Fund provides that previously undesignated shares of the Fund may be issued in such series, and such classes within such series, with such designations, preferences and relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, as shall be stated or expressed in a resolution or resolutions providing for the issue of such series and classes of common shares as may be adopted from time to time by the Board of Directors of the Fund pursuant to the authority vested by said
Article 5 in the Board of Directors.

         WHEREAS, pursuant to said authority, the Board of Directors of the Fund wishes to designate a new series of shares to be known as Series G Common Shares, and to designate Class One within such Series.

         NOW, THEREFORE, BE IT RESOLVED, that 500,000,000,000 previously undesignated shares of the Fund may be issued in the series of common shares hereby designated as "Series G Common Shares"; of such Series G Common Shares, 20,000,000,000 shares may be issued in the class hereby designated as "Series G, Class One Common Shares"; and the balance of 480,000,000,000 Series G Common Shares may be issued in one or more additional classes with such designations, preferences and relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, as shall be stated or expressed in a resolution or resolutions providing for the issue of such class as may be adopted from time to time by the Board of Directors of the Fund pursuant to the authority hereby vested in the Board of Directors.

         RESOLVED, FURTHER, that the Series G, Class One Common Shares designated by these resolutions shall have the relative rights and preferences set forth in the Amended and Restated Articles of Incorporation of the Fund. As provided in Article 5 of such Amended and Restated Articles of Incorporation, the Series G, Class One Common Shares designated by these resolutions may be subject to such charges and expenses (including by way of example, but not by way of limitation, such front-end and deferred sales charges as may be permitted under the Investment Company Act of 1940, as amended (the "1940 Act") and rules of the National Association of Securities Dealers, Inc. ("NASD"), expenses under Rule 12b-1 plans, administration plans, service plans, or other plans or arrangements, however designated) adopted from time to time by the Board of Directors of the Fund in accordance, to the extent applicable, with the 1940 Act, which charges and expenses may differ among classes and from those applicable to another class within such series, and all of the charges and expenses to which a class is subject shall be borne by such class and shall be appropriately reflected (in the manner determined by the Board of Directors) in determining the net asset value and the amounts payable with respect to dividends and distributions on and redemptions or liquidations of, the shares of such class.

         RESOLVED, FURTHER, that unless and until the Board of Directors selects a different name for the class of shares designated by these resolutions, they shall be known by the following name:

               Series G, Class One:          Treasury Reserve Fund, Class A

                     APPROVAL OF CREATION AND DESIGNATION OF
               SERIES H COMMON SHARES, CLASSES ONE, TWO, AND THREE

         WHEREAS, Article 5 of the Amended and Restated Articles of Incorporation of the Fund provides that previously undesignated shares of the Fund may be issued in such series, and such classes within such series, with such designations, preferences and relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, as shall be stated or expressed in a resolution or resolutions providing for the issue of such series and classes of common shares as may be adopted from time to time by the Board of Directors of the Fund pursuant to the authority vested by said
Article 5 in the Board of Directors.

         WHEREAS, pursuant to said authority, the Board of Directors of the Fund wishes to designate a new series of shares to be known as Series H Common Shares, and to designate Class One, Class Two, and Class Three within such Series.

         NOW, THEREFORE, BE IT RESOLVED, that 500,000,000,000 previously undesignated shares of the Fund may be issued in the series of common shares hereby designated as "Series H Common Shares"; of such Series H Common Shares, 20,000,000,000 shares may be issued in the class hereby designated as "Series H, Class One Common Shares"; 20,000,000,000 shares may be issued in the class hereby designated as "Series H, Class Two Common Shares"; 20,000,000,000 shares may be issued in the class hereby designated as "Series H, Class Three Common Shares"; and the balance of 440,000,000,000 Series H Common Shares may be issued in one or more additional classes with such designations, preferences and relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, as shall be stated or expressed in a resolution or resolutions providing for the issue of such class as may be adopted from time to time by the Board of Directors of the Fund pursuant to the authority hereby vested in the Board of Directors.

         RESOLVED, FURTHER, that the Series H, Class One Common Shares, the Series H, Class Two Common Shares, and the Series H, Class Three Common Shares designated by these resolutions shall have the relative rights and preferences set forth in the Amended and Restated Articles of Incorporation of the Fund. As provided in Article 5 of such Amended and Restated Articles of Incorporation, the Series H, Class One Common Shares, the Series H, Class Two Common Shares, and the Series H, Class Three Common Shares designated by these resolutions may be subject to such charges and expenses (including by way of example, but not by way of limitation, such front-end and deferred sales charges as may be permitted under the Investment Company Act of 1940, as amended (the "1940 Act") and rules of the National Association of Securities Dealers, Inc. ("NASD"), expenses under Rule 12b-1 plans, administration plans, service plans, or other plans or arrangements, however designated) adopted from time to time by the Board of Directors of the Fund in accordance, to the extent applicable, with the 1940 Act, which charges and expenses may differ among classes and from those applicable to another class within such series, and all of the charges and expenses to which a class is subject shall be borne by such class and shall be appropriately reflected (in the manner determined by the Board of Directors) in determining the net asset value and the amounts payable with respect to dividends and distributions on and redemptions or liquidations of, the shares of such class.

         RESOLVED, FURTHER, that unless and until the Board of Directors selects different names for the classes of shares designated by these resolutions, they shall be known by the following names:

              Series H, Class One:       Ohio Tax Free Obligations Fund,
                                         Class A
              Series H, Class Two:       Ohio Tax Free Obligations Fund,
                                         Class Y
              Series H, Class Three:     Ohio Tax Free Obligations Fund,
                                         Class S

                           APPROVAL OF DESIGNATION OF
                SERIES B, CLASS SIX AND CLASS SEVEN COMMON SHARES

         WHEREAS, Article 5(b) of the Amended and Restated Articles of Incorporation of the Fund provides for the designation of 100,000,000,000 of the Fund's shares as "Series B Common Shares" and for the designation, within such series, of 20,000,000,000 of such shares as "Series B, Class One Common Shares" and of 20,000,000,000 of such shares as "Series B, Class Two Common Shares" and of 20,000,000,000 of such shares as "Series B, Class Three Common Shares", and provides further that the balance of 40,000,000,000 of such Series B Common Shares may be issued in one or more additional classes with such designations, preferences and relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, as shall be stated or expressed in a resolution or resolutions providing for the issue of such class as may be adopted from time to time by the Board of Directors of the Fund pursuant to the authority thereby vested in the Board of Directors.

         WHEREAS, pursuant to said authority, the Board of Directors of the Fund previously has designated 20,000,000,000 of such Series B Common Shares as "Series B, Class Four Common Shares" and 1,000,000,000 of such Series B Common Shares as "Series B, Class Five Common Shares."

         WHEREAS, pursuant to said authority, the Board of Directors of the Fund wishes to designate a new class of Series B Common Shares to be known as Series B, Class Six Common Shares and another new class of Series B Common Shares to be known as Series B, Class Seven Common Shares.

         NOW, THEREFORE, BE IT RESOLVED, that 5,000,000,000 previously undesignated Series B Common Shares may be issued in the class hereby designated as "Series B, Class Six Common Shares."

         RESOLVED, FURTHER, that 5,000,000,000 previously undesignated Series B Common Shares may be issued in the class hereby designated as "Series B, Class Seven Common Shares."

         RESOLVED, FURTHER, that the Series B, Class Six Common Shares and the Series B, Class Seven Common Shares designated by these resolutions shall have the relative rights and preferences set forth in the Amended and Restated Articles of Incorporation of the Fund. As provided in Article 5 of such Amended and Restated Articles of Incorporation, the Series B, Class Six Common Shares and the Series B, Class Seven Common Shares designated by these resolutions may be subject to such charges and expenses (including by way of example, but not by way of limitation, such front-end and deferred sales charges as may be permitted under the Investment Company Act of 1940, as amended (the "1940 Act") and rules of the National Association of Securities Dealers, Inc. ("NASD"), expenses under Rule 12b-1 plans, administration plans, service plans, or other plans or arrangements, however designated) adopted from time to time by the Board of Directors of the Fund in accordance, to the extent applicable, with the 1940 Act, which charges and expenses may differ among classes and from those applicable to another class within such series, and all of the charges and expenses to which a class is subject shall be borne by such class and shall be appropriately reflected (in the manner determined by the Board of Directors) in determining the net asset value and the amounts payable with respect to dividends and distributions on and redemptions or liquidations of, the shares of such class.

         RESOLVED, FURTHER, that unless and until the Board of Directors selects different names for the classes of shares designated by these resolutions, they shall be known by the following names:

              Series B, Class Six:       Prime Obligations Fund, Class S
              Series B, Class Seven:     Prime Obligations Fund, Class I


                           APPROVAL OF DESIGNATION OF
                       SERIES C, CLASS FOUR COMMON SHARES

         WHEREAS, Article 5(c) of the Amended and Restated Articles of Incorporation of the Fund provides for the designation of 100,000,000,000 of the Fund's shares as "Series C Common Shares" and for the designation, within such series, of 20,000,000,000 of such shares as "Series C, Class One Common Shares" and of 20,000,000,000 of such shares as "Series C, Class Two Common Shares", and provides further that the balance of 60,000,000,000 of such Series C Common Shares may be issued in one or more additional classes with such designations, preferences and relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, as shall be stated or expressed in a resolution or resolutions providing for the issue of such class as may be adopted from time to time by the Board of Directors of the Fund pursuant to the authority thereby vested in the Board of Directors.

         WHEREAS, pursuant to said authority, the Board of Directors of the Fund previously has designated 20,000,000,000 of such Series C Common Shares as "Series C, Class Three Common Shares."

         WHEREAS, pursuant to said authority, the Board of Directors of the Fund wishes to designate a new class of Series C Common Shares to be known as Series C, Class Four Common Shares."

         NOW, THEREFORE, BE IT RESOLVED, that 5,000,000,000 previously undesignated Series C Common Shares may be issued in the class hereby designated as "Series C, Class Four Common Shares.

         RESOLVED, FURTHER, that the Series C, Class Four Common Shares designated by these resolutions shall have the relative rights and preferences set forth in the Amended and Restated Articles of Incorporation of the Fund. As provided in Article 5 of such Amended and Restated Articles of Incorporation, the Series C, Class Four Common Shares designated by these resolutions may be subject to such charges and expenses (including by way of example, but not by way of limitation, such front-end and deferred sales charges as may be permitted under the Investment Company Act of 1940, as amended (the "1940 Act") and rules of the National Association of Securities Dealers, Inc. ("NASD"), expenses under Rule 12b-1 plans, administration plans, service plans, or other plans or arrangements, however designated) adopted from time to time by the Board of Directors of the Fund in accordance, to the extent applicable, with the 1940 Act, which charges and expenses may differ among classes and from those applicable to another class within such series, and all of the charges and expenses to which a class is subject shall be borne by such class and shall be appropriately reflected (in the manner determined by the Board of Directors) in determining the net asset value and the amounts payable with respect to dividends and distributions on and redemptions or liquidations of, the shares of such class.

         RESOLVED, FURTHER, that unless and until the Board of Directors selects a different name for the class of shares designated by these resolutions, it shall be known by the following name:

              Series C, Class Four:    Government Obligations Fund, Class S

                           APPROVAL OF DESIGNATION OF
                       SERIES D, CLASS FOUR COMMON SHARES

         WHEREAS, Article 5(d) of the Amended and Restated Articles of Incorporation of the Fund provides for the designation of 100,000,000,000 of the Fund's shares as "Series D Common Shares" and for the designation, within such series, of 20,000,000,000 of such shares as "Series D, Class One Common Shares" and of 20,000,000,000 of such shares as "Series D, Class Two Common Shares", and provides further that the balance of 60,000,000,000 of such Series D Common Shares may be issued in one or more additional classes with such designations, preferences and relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, as shall be stated or expressed in a resolution or resolutions providing for the issue of such class as may be adopted from time to time by the Board of Directors of the Fund pursuant to the authority thereby vested in the Board of Directors.

         WHEREAS, pursuant to said authority, the Board of Directors of the Fund previously has designated 20,000,000,000 of such Series D Common Shares as "Series D, Class Three Common Shares."

         WHEREAS, pursuant to said authority, the Board of Directors of the Fund wishes to designate a new class of Series D Common Shares to be known as Series D, Class Four Common Shares.

         NOW, THEREFORE, BE IT RESOLVED, that 5,000,000,000 previously undesignated Series D Common Shares may be issued in the class hereby designated as "Series D, Class Four Common Shares."

         RESOLVED, FURTHER, that the Series D, Class Four Common Shares designated by these resolutions shall have the relative rights and preferences set forth in the Amended and Restated Articles of Incorporation of the Fund. As provided in Article 5 of such Amended and Restated Articles of Incorporation, the Series D, Class Four Common Shares designated by these resolutions may be subject to such charges and expenses (including by way of example, but not by way of limitation, such front-end and deferred sales charges as may be permitted under the Investment Company Act of 1940, as amended (the "1940 Act") and rules of the National Association of Securities Dealers, Inc. ("NASD"), expenses under Rule 12b-1 plans, administration plans, service plans, or other plans or arrangements, however designated) adopted from time to time by the Board of Directors of the Fund in accordance, to the extent applicable, with the 1940 Act, which charges and expenses may differ among classes and from those applicable to another class within such series, and all of the charges and expenses to which a class is subject shall be borne by such class and shall be appropriately reflected (in the manner determined by the Board of Directors) in determining the net asset value and the amounts payable with respect to dividends and distributions on and redemptions or liquidations of, the shares of such class.

         RESOLVED, FURTHER, that unless and until the Board of Directors selects a different name for the class of shares designated by these resolutions, it shall be known by the following name:

              Series D, Class Four:     Treasury Obligations Fund, Class S

                           APPROVAL OF DESIGNATION OF
                       SERIES F, CLASS FIVE COMMON SHARES

         WHEREAS, Article 5 of the Amended and Restated Articles of Incorporation of the Fund provides that previously undesignated shares of the Fund may be issued in such series, and such classes within such series, with such designations, preferences and relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, as shall be stated or expressed in a resolution or resolutions providing for the issue of such series and classes of common shares as may be adopted from time to time by the Board of Directors of the Fund pursuant to the authority vested by said
Article in the Board of Directors.

         WHEREAS, pursuant to said authority, the Board of Directors previously has designated 100,000,000,000 of the Fund's shares as "Series F Common Shares" and has designated, within such series, 20,000,000,000 of such shares as "Series F, Class One Common Shares" and 20,000,000,000 of such shares as "Series F, Class Two Common Shares" and 20,000,000,000 of such shares as "Series F, Class Three Common Shares" and 20,000,000,000 of such shares as "Series F, Class Four Common Shares."

         WHEREAS, pursuant to said authority, the Board of Directors of the Fund wishes to designate a new class of Series F Common Shares to be known as Series F, Class Five Common Shares.

         NOW, THEREFORE, BE IT RESOLVED, that 5,000,000,000 previously undesignated Series F Common Shares may be issued in the class hereby designated as "Series F, Class Five Common Shares."

         RESOLVED, FURTHER, that the Series F, Class Five Common Shares designated by these resolutions shall have the relative rights and preferences set forth in the Amended and Restated Articles of Incorporation of the Fund. As provided in Article 5 of such Amended and Restated Articles of Incorporation, the Series F, Class Five Common Shares designated by these resolutions may be subject to such charges and expenses (including by way of example, but not by way of limitation, such front-end and deferred sales charges as may be permitted under the Investment Company Act of 1940, as amended (the "1940 Act") and rules of the National Association of Securities Dealers, Inc. ("NASD"), expenses under Rule 12b-1 plans, administration plans, service plans, or other plans or arrangements, however designated) adopted from time to time by the Board of Directors of the Fund in accordance, to the extent applicable, with the 1940 Act, which charges and expenses may differ among classes and from those applicable to another class within such series, and all of the charges and expenses to which a class is subject shall be borne by such class and shall be appropriately reflected (in the manner determined by the Board of Directors) in determining the net asset value and the amounts payable with respect to dividends and distributions on and redemptions or liquidations of, the shares of such class.

         RESOLVED, FURTHER, that unless and until the Board of Directors selects a different name for the class of shares designated by these resolutions, it shall be known by the following name:

              Series F, Class Five:    Tax Free Obligations Fund, Class S


         IN WITNESS WHEREOF, the undersigned has signed this Certificate of Designation this 1st day of June, 2001.


                                        ----------------------------------------
                                        James L. Chosy, Secretary